UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

133 E. Cook Ave

Libertyville, Illinois  60048

(Address of principal executive offices)(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

133 E. Cook Ave

Libertyville, Illinois 60048

(Name and address of agent for service)

Registrant's telephone number, including area code: (847) 573-0365

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2008

(UNAUDITED)

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

Dear Shareholder:

Last November we wrote that “we are currently traversing some rough water.  The current credit crunch is continuing unabated.  We have been watching this since 2006, wondering when the market would figure it out.  We believe that the market is just beginning to figure it out now and that it should show up on in the equity indices over the next 6-12 months.”

I think that sums up the past year pretty well.  Over the past 6 months thru September, the Value Fund returned 11.7% versus –10.9% for the S&P 500.  October and November have been difficult months so far, however we are seeing more and cheaper bargain stocks than we have seen in decades.  For March thru September we were successful at raising cash and buying put protection for the portfolio as the market declined and putting the money back to work as the market increased.

Some of the stocks that did well the past 6 months include Anheuser-Busch, Wal-Mart Stores and McDonald’s.  Anheuser-Busch (BUD), the maker of the world’s largest selling beers, Bud-Light and Budweiser returned 36% for period.  BUD was growing well and selling at a relatively inexpensive valuation.  With the US dollar being at a low value to the Euro, BUD was very attractive to a European buyer.  InBev, a Belgian brewer saw the same thing and agreed and purchased BUD for a significant premium.

Wal-Mart Stores (WMT) is the largest retailer in the world and returned 13% over the past 6 months.  It has been growing its earnings very steadily for years.  However, over the past few years, its earnings growth was not high enough to get most investors excited and thus its stock price drifted down as well as it valuation.  This was a cheap stock, with steady earnings and a bullet proof balance sheet.  Over the past year, these attributes have come back into vogue and Wal-Mart shares have risen.  This is a good example of buying cheap fundamentals, being patient, and seeing the stock come back into favor.

McDonald’s (MCD) is one of the largest fast-food restaurant chains in the world and returned 10% over the past 6 months.  MCD is another example of a strong company that was not growing fast enough and became unloved.  We first bought MCD when it was trading at a significant discount to the market.  Since that time, MCD has healthier options to its menu which has seen same store sales increase strongly for several quarters in a row.  During tough times, consumers will trade down from casual dining to fast food and MCD has been a prime beneficiary of that.  This has been a great stock to own in uncertain times.

Going forward, on a 5 to 10 year horizon we expect to see above average stock appreciation.  The prime determinant for future returns is starting valuations.  The reason is that earnings for the entire market tend to grow, over the long run, about 6% per year.  So if the market begins and ends with the same ratio to peak earnings, an investor should expect a 6% return plus dividends.  If the market starts at a low ratio, an investor can see multiple expansion and higher returns.  If the multiple goes from 8 times to 12 times peak earnings, that would be a 50% return in addition to earnings growth and dividends.  That is why valuation is so important and why an investor can expect higher returns when starting at low valuations.

In November, 2008, the S&P 500 dropped to about 750.  That is about 8 times peak earnings.  Over the past 100 years, the stock market has not dropped below 7 times peak earnings.  Could it happen, sure.  But an investor would expect even higher returns going forward when starting off at much lower valuations.  Investing at these valuations should lead to exciting returns over the next 5-10 years.

Going forward we expect the markets to be volatile.  A severe credit crunch is a difficult environment and we are working overtime to try to stay ahead of the markets.  We are seeing stocks at incredible valuations right now and are trying to be careful and prudent as we go from cheap stocks to even cheaper stocks.  We do not know where the bottom is, but if one is patient and has a long term focus an investor should be well rewarded buying at these levels.

For those that are interested in our more in depth view of how we got here, our third quarter commentary is on our website, www.forestervalue.com.

Thank you for investing with us.

Sincerely,

/s/ Thomas H. Forester

Thomas H. Forester

President

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

September 30, 2008 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Forester Value Fund
	Schedule of Investments
	September 30, 2008 (Unaudited)

Shares		Value

COMMON STOCKS - 77.54%

Aircraft & Parts - 0.29%
2,500	Textron, Inc.	$ 73,200

Bottled & Canned Soft Drinks - 1.32%
19,900	Coca Cola Enterprises, Inc.	333,723

Canned, Frozen & Preserved Fruit, & Food Specialties - 3.29%
16,780	Heinz H.J. Co.	838,497

Cigarettes - 2.56%
13,550	Philip Morris International, Inc.	651,755

Crude Petroleum & Natural Gas - 0.72%
2,050	Eog Resources, Inc.	183,393

Electric Services - 2.01%
11,960	Dominion Resources, Inc.	511,649

Electronic & Other Electrical - 1.86%
18,600	General Electric Co.	474,300

Fire, Marine & Casualty Insurance - 5.87%
16,900	Allstate Corp.	779,428
15,800	Travelers Companies, Inc.	714,160
		1,493,588
Food And Kindred Products - 3.46%
25,992	Kraft Foods, Inc.	851,238
2,320	Sara Lee Corp.	29,302
		880,540
Gas & Other Services Combined - 0.54%
2,700	Sempra Energy	136,269

Gold & Silver Ores - 0.97%
6,400	Newmont Mining Corp.	248,064

Hospital & Medical Service Plans - 2.81%
28,200	Unitedhealth Group, Inc. *	715,998

Men's & Boys' Furnishings, Work Clothing & Allied Garment - 0.49%
1,600	V.F. Corp.	123,696

Miscellaneous Industrial & Commercial Machinery and Equipment - 0.40%
1,800	Eaton Corp.	101,124

National Commercial Banks - 4.91%
11,600	Bank Of America Corp.	406,000
23,400	US Bancorp	842,868
		1,248,868
Natural Gas Transmission - 1.09%
21,800	El Paso Corp.	278,168

Office Machines - 1.46%
11,200	Pitney Bowes, Inc.	372,512

Petroleum Refining - 4.25%
7,700	Chevron Corp.	635,096
3,000	Conocophillips	219,750
7,500	Valero Energy Corp.	227,250
		1,082,096
Pharmaceutical Preparations - 16.62%
35,500	Bristol Myers Squibb Co.	740,175
12,200	Johnson & Johnson	845,216
15,900	Lilly, Eli & Co.	700,077
43,860	Pfizer, Inc.	808,778
22,600	Schering-Plough Corp.	417,422
19,440	Wyeth	718,114
		4,229,782
Plastic Materials, Synthetic Resin & Nonvulcan Elastomers - 0.72%
5,800	Dow Chemical Co.	184,324

Public Building & Related Furniture - 1.19%
10,000	Johnson Controls, Inc.	303,300

Retail-Eating Places - 1.45%
6,000	McDonalds Corp.	370,200

Retail-Variety Stores - 1.96%
5,300	Target Corp.	259,965
4,000	Wal-Mart Stores, Inc.	239,560
		499,525
Services-Prepackaged Software - 3.24%
30,900	Microsoft Corp.	824,721

Ship & Boat Building & Repairing - 2.26%
7,800	General Dynamics Corp.	574,236

Surgical & Medical Instruments - 3.14%
11,700	3M Co.	799,227

Telephone Communications - 2.88%
26,300	American Telephone & Telegraph, Inc.	734,296

Television Broadcasting Station - 1.42%
24,800	CBS Corp.	361,584

Tobacco Products - 2.69%
34,450	Altria Group, Inc.	683,488

Wholesale-Drugs, Proprietaries - 1.14%
5,890	Cardinal Health, Inc.	290,259

Wholesale-Groceries & Related - 0.53%
6,200	Supervalu, Inc.	134,540

TOTAL FOR COMMON STOCKS (Cost $20,026,145) - 77.54%		19,736,922

PUT OPTIONS

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	S&P 100 Index *
30,000	October 2008 Put @ 520.00	345,000

	Total (Premiums Paid $317,687) - 1.36%	345,000

SHORT TERM INVESTMENTS - 43.35%
11,034,832	Fidelity Institutional Treasury 1.35% ** (Cost $11,034,834)	11,034,832

TOTAL INVESTMENTS (Cost $31,378,666) - 122.25%		31,116,754

LIABILITIES LESS OTHER ASSETS - (22.25)%		(5,662,389)

NET ASSETS - 100.00%		$ 25,454,365

* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2008.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $31,378,666)	$ 31,116,754
Cash	1,000
Receivables:
Securities Sold	6,697,384
Dividends and Interest	71,301
Total Assets	37,886,439
Liabilities:
Accrued Management Fees	21,174
Securities Purchased	12,410,900
Total Liabilities	12,432,074
Net Assets	$ 25,454,365

Net Assets Consist of:
Paid In Capital	$ 24,868,462
Accumulated Undistributed Net Investment Income	71,865
Accumulated Undistributed Realized Gain on Investments	775,950
Unrealized Depreciation in Value of Investments	(261,912)
Net Assets, for 2,137,004 Shares Outstanding	$ 25,454,365

Net Asset Value Per Share	$ 11.91

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Operations
For the six months ended September 30, 2008 (Unaudited)

Investment Income:
Dividends	$ 94,129
Interest	17,976
Total Investment Income	112,105

Expenses:
Advisory Fees (Note 2)	45,998
Total Expenses	45,998

Net Investment Income	66,107

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on:
Investments	(62,414)
Options	1,071,664
1,009,250
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(657,252)
Options	249,100
(408,152)

Net Realized and Unrealized Gain (Loss) on Investments and Options	601,098

Net Decrease in Net Assets Resulting from Operations	$ 667,205

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2008	3/31/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 66,107	$ 40,715
Net Realized Gain (Loss) on Investments and Options	1,009,250	52,012
Unrealized Appreciation (Depreciation) on Investments and Options	(408,152)	(283,860)
Net Increase (Decrease) in Net Assets Resulting from Operations	667,205	(191,133)

Distributions to Shareholders: (Note 6)
Net Investment Income	-	(73,898)
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	-	(73,898)

Capital Share Transactions (Note 5)	22,859,960	(1,465,247)

Total Increase (Decrease)	23,527,165	(1,730,278)

Net Assets:
Beginning of Period	1,927,200	3,657,478

End of Period (Including Undistributed Net Investment Income of $71,865
and $38,941, respectively)	$ 25,454,365	$ 1,927,200

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		For the Years Ended
	9/30/2008		3/31/2008	3/31/2007	3/31/2006	3/31/2005	3/31/2004

Net Asset Value, at Beginning of Year	$ 10.67		$ 11.60	$ 11.26	$ 10.91	$ 10.01	$ 10.02

Income From Investment Operations:
Net Investment Income (Loss) *	0.11		0.15	0.16	0.12	0.11	0.03
Net Gain (Loss) on Securities (Realized and Unrealized)	1.13		(0.82)	0.25	0.30	2.21	(0.01)
Total from Investment Operations	1.24		(0.67)	0.41	0.42	2.32	0.02

Distributions:
Net Investment Income	-		(0.26)	(0.07)	(0.07)	(1.42)	(0.03)
Realized Gains	-		-	-	-	-	-
Total from Distributions	-		(0.26)	(0.07)	(0.07)	(1.42)	(0.03)

Net Asset Value, at End of Year	$ 11.91		$ 10.67	$ 11.60	$ 11.26	$ 10.91	$ 10.01

Total Return **	11.62%		(5.77)%	3.65%	3.81%	23.18%	0.24%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 25,454		$ 1,927	$ 3,657	$ 3,025	$ 378	$ 59
Ratio of Expenses to Average Net Assets
Before Waivers	1.35%	***	1.35%	1.35%	1.35%	1.37%	34.65%
After Waivers	1.35%	***	1.35%	1.35%	1.35%	0.27%	0.00%
Ratio of Net Investment Income to Average Net Assets	1.95%	***	1.34%	1.43%	1.07%	1.97%	0.30%
Portfolio Turnover	273.98%		78.22%	64.98%	24.04%	243.00%	0.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Annualized
The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 (Unaudited)

1.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

SECURITY VALUATION

Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the readily available closing bid price on such exchanges or such System.   Unlisted securities that are not included in such System are valued at the quoted bid price in the over-the-counter-market.   Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which are distributed to shareholders.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold).   Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

2.) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the six months ended September 30, 2008, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.35% based upon the average daily net assets of the Fund.   For the six months ended September 30, 2008, the Advisor received advisory fees of $45,998.  The Fund owes the Advisor $21,174 as of September 30, 2008.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 1/4 of 1% of the Fund's average net assets.   For the six months ended September 30, 2008, no such reimbursements were made.

Thomas Forester is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Forester receives benefits

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

from the Advisor resulting from management fees paid to the Advisor by the Fund.

3.) INVESTMENT TRANSACTIONS

      For the six months ended September 30, 2008, purchases and sales of investment securities other than short-term investments aggregated $34,107,661 and $15,595,971 respectively.

4.) PUT & CALL OPTIONS PURCHASED

As of September 30, 2008 the Fund had put options valued at $345,000.

Transactions in call and put options purchased during the six months ended September 30, 2008 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at March 31, 2008	20	$ 104,680
Options purchased	1,975	2,288,082
Options written	-	-
Options exercised	-	-
Options expired	(280)	(88,195)
Options terminated in closing purchase transaction	(1,415)	(1,986,880)
Options outstanding at September 30, 2008	300	$ 317,687

5.) CAPITAL SHARE TRANSACTIONS

As of September 30, 2008 there were 500,000,000 shares of capital stock with a par value of $.001 authorized. The total paid in capital totaled $24,868,462.  Transactions in capital stock were as follows:

	Six Months Ended 9/302008	Year Ended 3/31/2008
Shares sold	2,607,783	98,357

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

Shares issued in reinvestment of distributions	-	6,842
Shares redeemed	(651,439)	(239,968)
Net increase (decrease) in shares	1,956,344	(134,769)

	Six Months Ended 9/302008	Year Ended 3/31/2008
Proceeds from sales of shares	$30,479,194	$1,055,924
Shares issued in reinvestment of distributions	-	73,898
Cost of shares redeemed	(7,619,234)	(2,595,069)
Net increase (decrease) in capital share transactions	$22,859,960	$ (1,465,247)

6.) TAX MATTERS

For federal income tax purposes the cost of investments owned at September 30, 2008 was $31,378,666, including short-term investments.

At September 30, 2008 the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

Appreciation	Depreciation	Net Depreciation
$473,185	$(735,097)	$(261,912)

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Unrealized depreciation on investments $(261,912) Undistributed net investment income $71,865

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

There was no tax distributions paid during the fiscal six months ended September 30, 2008.

7.) CAPITAL LOSS CARRYFORWARDS

       As of September 30, 2008 the Fund has federal income tax capital loss carry forwards of approximately $233,300 which expires as follows:

Year	Amount
2013	$2,061
2014	$3,088
2015	$117,962
2016	$110,189

8.) NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on April 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements were to be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value,

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 -  quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

assumptions in determining the fair value of investments). The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund's assets carried at fair value:

                                                                              Investments                  Other Financial

        Valuation Inputs:                                          In Securities                     Instruments

        Level 1 – Quoted Prices                                 $25,454,365                        $         -

        Level 2 – Significant Other Observable Inputs               -                                     -

        Level 3 – Significant Unobservable Inputs                     -                                     -

             Total                                                          $25,454,365                         $         -

9.) CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2008, Charles Schwab & Co., for the benefit of its customers, owned approximately 68.72% of the Fund.

Forester Value Fund
Expense Illustration
September 30, 2008 (Unaudited)

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2008 through September 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2008	September 30, 2008	April 1, 2008 through September 30, 2008

Actual	$1,000.00	$1,116.21	$7.14
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.25	$6.81

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 31, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date December 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date December 3, 2008